UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

Trilogy International Partners Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-55716	98-1361786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 400, Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

(425) 458-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Arrangement Agreement, dated as of December 19, 2023 (the “Arrangement Agreement”), by and among Trilogy International Partners Inc., a British Columbia, Canada corporation (the “Company”) and SG Enterprises II, LLC (the “Purchaser”), on March 28, 2024, the Company consummated the statutory plan of arrangement under the Business Corporations Act (British Columbia) pursuant to which the Purchaser acquired all of the issued and outstanding common shares of the Company not already owned by the Purchaser (the “Arrangement”). The Supreme Court of British Columbia approved the Arrangement on March 27, 2024.

At the effective time of the Arrangement (the “Effective Time”), each share of the Company’s common shares, without par value (the “Common Shares”), issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, was converted into the right to receive $0.07 in cash, without interest and less any applicable withholding taxes.

The Purchaser acquired 71,719,030 Common Shares for an aggregate price of $5,020,332. The funds used to purchase the Common Shares were provided by John W. Stanton, a director of the Company. Mr. Stanton and Theresa E. Gillespie, a former director of the Company and Mr. Stanton’s spouse, are the owners of the Purchaser. Immediately prior to the Effective Time, the Purchaser owned 16,908,563 Common Shares, representing 19.1% of the issued and outstanding Common Shares, based on 88,627,593 Common Shares outstanding immediately prior to the Effective Time.

Haywood Securities Inc., financial advisor to the Special Committee of the Board of Directors of the Company, provided a fairness opinion in connection with the Arrangement (the “Fairness Opinion”).

The description of the Arrangement Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2023.

The description of the Fairness Opinion set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Fairness Opinion, which is incorporated herein by reference to Annex B of the Company’s Proxy Statement contained in the definitive Schedule 14A filed by the Company with the SEC on February 21, 2024.

Item 3.03	Material Modifications to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each Common Share issued and outstanding immediately prior to the Effective Time, other than certain excluded shares, was converted into the right to receive $0.07 in cash, without interest and less any applicable withholding taxes (the “Arrangement Consideration”). At the Effective Time, all holders of Common Shares (other than such excluded shares) ceased to have any rights with respect thereto other than the right to receive the Arrangement Consideration.

The information set forth under Items 2.01, 5.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Arrangement, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of the Purchaser.

The disclosure regarding the Arrangement and the Arrangement Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Arrangement, all of the directors of the Company except John W. Stanton resigned from their positions as directors of the Company, as of the Effective Time. None of these resignations were the result of any disagreement with the Company, its management or the Board of Directors of the Company.

Item 8.01	Other Events.

Delisting of Common Shares from the TSX Venture Exchange. On March 28, 2024, in connection with the completion of the Arrangement, the Company notified the TSX Venture Exchange (the “TSXV”) that the Arrangement had been completed and requested that the Common Shares be delisted from the TSXV. It is expected that the Common Shares will be delisted from the TSXV on or about April 1, 2024.

The Company intends to file with the SEC a certification on Form 15 to terminate or suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as promptly as practicable.

Closing of the Arrangement. On March 28, 2024, the Company issued a press release announcing the closing of the Arrangement. A copy of the press release issued by the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Arrangement Agreement, dated December 19, 2023, among SG Enterprises II, LLC and Trilogy International Partners Inc. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K) filed December 20, 2023 and incorporated herein by reference)

99.1
Opinion of Haywood Securities Inc., dated December 19, 2023 (incorporated herein by reference to Annex B of the Company’s Proxy Statement contained in the definitive Schedule 14A filed February 21, 2024)

99.2	Press Release dated March 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trilogy International Partners Inc.
(Registrant)

Date: March 28, 2024	By:	/s/ Bradley J. Horwitz
Bradley J. Horwitz
	Title:	President, Chief Executive Officer and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

2.1
Arrangement Agreement, dated December 19, 2023, among the Company and SG Enterprises II, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2023)

99.1
Opinion of Haywood Securities Inc., dated December 19, 2023 (incorporated herein by reference to Annex B of the Company’s Proxy Statement contained in the definitive Schedule 14A filed February 21, 2024)

99.2	Press release, dated March 28, 2024